UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2023

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(920)-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASB	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum. Perp Pref Stock, Srs E	ASB PrE	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum. Perp Pref Stock, Srs F	ASB PrF	The New York Stock Exchange
6.625% Fixed-Rate Reset Subordinated Notes due 2033	ASBA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 25, 2023, Associated Banc-Corp (the “Company”) conducted its 2023 Annual Meeting of Shareholders.  The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

(1)     Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Number of Votes FOR	Number of Votes Withheld	Broker Non- Votes
R. Jay Gerken	116,872,814	888,087	13,500,693
Judith P. Greffin	117,045,989	714,912	13,500,693
Michael J. Haddad	116,840,247	920,654	13,500,693
Andrew J. Harmening	115,950,430	1,810,471	13,500,693
Robert A. Jeffe	115,139,866	2,621,035	13,500,693
Eileen A. Kamerick	110,677,341	7,083,560	13,500,693
Gale E. Klappa	107,367,999	10,392,902	13,500,693
Cory L. Nettles	116,600,493	1,160,408	13,500,693
Karen T. van Lith	114,951,888	2,809,013	13,500,693
John (Jay) B. Williams	115,160,462	2,600,439	13,500,693

Each of the nominees was elected by the Company’s shareholders.

(2)    Advisory approval of Associated Banc-Corp’s named executive officer compensation:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
113,795,098	3,258,700	707,103	13,500,693

The matter was approved by the Company’s shareholders.

(3)    Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
128,485,351	2,300,872	475,371	13,500,693

This matter was approved by the Company’s shareholders.

Item 8.01.  Other Events.

On April 25, 2023, the Board declared a dividend on the Company’s outstanding common stock; outstanding 5.875% Preferred Stock, Series E Depositary Shares; and outstanding 6.125% Series F Depositary Shares.   The press release issued by the Company on April 25, 2023 relating to the foregoing information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated April 25, 2023

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: April 27, 2023	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary

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